UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 2, 2004
                  --------------------------------------------
                        Date of Report (Date of earliest
                                 event reported)

                       ESTERLINE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   001-06357                   13-2595091
-----------------------------   -----------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

                 500-108th Avenue NE, Bellevue, Washington 98004
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              (Address of principal executive offices) (Zip Code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On September 2, 2004, Esterline Technologies Corporation issued a press release announcing financial results for the three months ended July 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


Item 8.01 Other Events.

     On August 31, 2004, Esterline Technologies Corporation entered into an agreement for the sale of its discontinued operation W.A. Whitney Co. for $10.0 million.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing financial results issued by Esterline Technologies Corporation dated September 2, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ESTERLINE TECHNOLOGIES CORPORATION



Dated: September 2, 2004             By: /s/ Robert D. George
                                         ---------------------------------------
                                         Name:  Robert D. George
                                         Title: Vice President, Chief Financial
                                                Officer, Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1 Press release announcing financial results issued by Esterline Technologies Corporation dated September 2, 2004